Cincinnati Financial Corporation
Supplemental Financial Data
for the Period Ending December 31, 2022

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best Company	Fitch Ratings	Moody's Investors Service	S&P Global Ratings
Cincinnati Financial Corporation
Corporate Debt	a	A-	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A+	A+	—	A+

Ratings are as of February 3, 2023, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.
CINF Fourth-Quarter 2022 Supplemental Financial Data

CINF Fourth-Quarter 2022 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules for insurance company regulation in the United States of America as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP results to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.
•Non-GAAP operating income: Non-GAAP operating income is calculated by excluding investment gains and losses (defined as investment gains and losses after applicable federal and state income taxes) and other significant non-recurring items from net income. Management evaluates non-GAAP operating income to measure the success of pricing, rate and underwriting strategies. While investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses on fixed-maturity securities sold in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses are recognized from certain changes in market values of securities without actual realization. Management believes that the level of investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.
For these reasons, many investors and shareholders consider non-GAAP operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents non-GAAP operating income so that all investors have what management believes to be a useful supplement to GAAP information.
•    Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segments plus our reinsurance assumed operations known as Cincinnati Re and our London-based global specialty underwriter known as Cincinnati Global.
•Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus investment gains and losses, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.
Other Measures
•    Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this measure is useful, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.
•    Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules for insurance company regulation in the United States of America as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments and differ from GAAP. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.
•    Written premium: Under statutory accounting rules in the U.S., property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. The difference between written and earned premium is unearned premium.

CINF Fourth-Quarter 2022 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Twelve Months Ended December 31, 2022

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$7,238	$—	$—	$—	$7,238
Life	—	—	373	—	—	373
Premiums ceded	—	(314)	(78)	—	—	(392)
Total earned premium	—	6,924	295	—	—	7,219
Investment income, net of expenses	101	509	171	—	—	781
Investment gains and losses, net	(790)	(675)	(2)	—	—	(1,467)
Fee revenues	—	10	4	—	—	14
Other revenues	15	4	—	7	(16)	10
Total revenues	$(674)	$6,772	$468	$7	$(16)	$6,557

Benefits & expenses
Losses & contract holders' benefits	$—	$4,891	$386	$—	$—	$5,277
Reinsurance recoveries	—	(175)	(90)	—	—	(265)
Underwriting, acquisition and insurance expenses	—	2,078	84	—	—	2,162
Interest expense	53	—	—	—	—	53
Other operating expenses	33	3	—	3	(16)	23
Total expenses	$86	$6,797	$380	$3	$(16)	$7,250

Income (loss) before income taxes	$(760)	$(25)	$88	$4	$—	$(693)

Provision (benefit) for income taxes
Current operating income	$188	$242	$25	$—	$—	$455
Capital gains/losses	(166)	(141)	—	—	—	(307)
Deferred	(183)	(169)	(3)	—	—	(355)
Total provision (benefit) for income taxes	$(161)	$(68)	$22	$—	$—	$(207)

Net income (loss) - current year	$(599)	$43	$66	$4	$—	$(486)

Net income - prior year	$862	$2,037	$44	$3	$—	$2,946
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.

CINF Fourth-Quarter 2022 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended December 31, 2022

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$1,887	$—	$—	$—	$1,887
Life	—	—	95	—	—	95
Premiums ceded	—	(87)	(21)	—	—	(108)
Total earned premium	—	1,800	74	—	—	1,874
Investment income, net of expenses	29	135	44	—	—	208
Investment gains and losses, net	342	686	(1)	—	—	1,027
Fee revenues	—	2	—	—	—	2
Other revenues	3	1	—	2	(3)	3
Total revenues	$374	$2,624	$117	$2	$(3)	$3,114

Benefits & expenses
Losses & contract holders' benefits	$—	$1,271	$88	$—	$—	$1,359
Reinsurance recoveries	—	(99)	(14)	—	—	(113)
Underwriting, acquisition and insurance expenses	—	537	21	—	—	558
Interest expense	13	—	—	—	—	13
Other operating expenses	9	3	—	1	(3)	10
Total expenses	$22	$1,712	$95	$1	$(3)	$1,827

Income before income taxes	$352	$912	$22	$1	$—	$1,287

Provision (benefit) for income taxes
Current operating income	$(70)	$(96)	$8	$—	$—	$(158)
Capital gains/losses	71	145	—	—	—	216
Deferred	76	140	—	—	—	216
Total provision for income taxes	$77	$189	$8	$—	$—	$274

Net income - current year	$275	$723	$14	$1	$—	$1,013

Net income - prior year	$569	$892	$9	$—	$—	$1,470
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.

CINF Fourth-Quarter 2022 Supplemental Financial Data

Cincinnati Financial Corporation
Five-Year Net Income Reconciliation and Key Metrics
(Dollars in millions except per share data)	Years ended December 31,
	2022	2021	2020	2019	2018
Net income (loss)	$(486)	$2,946	$1,216	$1,997	$287
Less:
Investment gains and losses, net	(1,467)	2,409	865	1,650	(402)
Income tax on investment gains and losses	308	(506)	(182)	(347)	84
Investment gains and losses, after-tax	(1,159)	1,903	683	1,303	(318)
Other non-recurring items	—	—	—	—	56
Non-GAAP operating income	$673	$1,043	$533	$694	$549

Non-GAAP operating income: Five-year compound annual growth rate	8.1%	15.3%	(2.0)%	9.5%	3.5%

Diluted per share data:
Net income (loss)	$(3.06)	$18.10	$7.49	$12.10	$1.75
Less:
Investment gains and losses, net	(9.24)	14.80	5.33	10.00	(2.44)
Income tax on investment gains and losses	1.94	(3.11)	(1.12)	(2.10)	0.50
Investment gains and losses, after-tax	(7.30)	11.69	4.21	7.90	(1.94)
Other non-recurring items	—	—	—	—	0.34
Non-GAAP operating income	$4.24	$6.41	$3.28	$4.20	$3.35

Value creation ratio
Book value per share growth	(18.0)%	21.9%	10.7%	25.9%	(4.3)%
Shareholder dividend declared as a percentage of beginning book value	3.4	3.8	4.0	4.6	4.2
Value creation ratio	(14.6)%	25.7%	14.7%	30.5%	(0.1)%

Value creation ratio: Five-year average	11.2%	18.7%	16.5%	14.2%	10.7%

Investment income, net of expenses	$781	$714	$670	$646	$619
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*Includes results from our Cincinnati Re operations and Cincinnati Global, which was acquired on February 28, 2019.

CINF Fourth-Quarter 2022 Supplemental Financial Data

Consolidated Property Casualty
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Consolidated
Current accident year losses greater than $5,000,000	$44	$38	$38	$23	$55	$14	$38	$5	$61	$43	$99	$57	$143	$112
Current accident year losses $1,000,000-$5,000,000	71	95	77	82	103	72	51	31	159	82	254	154	325	257
Large loss prior accident year reserve development	(1)	13	38	25	28	30	13	24	63	37	76	67	75	95
Total large losses incurred	$114	$146	$153	$130	$186	$116	$102	$60	$283	$162	$429	$278	$543	$464
Losses incurred but not reported	136	131	74	36	(71)	(13)	(37)	102	110	65	241	52	377	(19)
Other losses excluding catastrophe losses	613	649	648	592	520	514	577	451	1,240	1,028	1,889	1,542	2,502	2,062
Catastrophe losses	134	246	208	24	51	215	56	150	232	206	478	421	612	472
Total losses incurred	$997	$1,172	$1,083	$782	$686	$832	$698	$763	$1,865	$1,461	$3,037	$2,293	$4,034	$2,979
Commercial Lines
Current accident year losses greater than $5,000,000	$34	$30	$15	$16	$50	$4	$38	$5	$31	$43	$61	$47	$95	$97
Current accident year losses $1,000,000-$5,000,000	45	72	53	67	70	60	29	26	120	55	192	115	237	185
Large loss prior accident year reserve development	(6)	12	36	21	27	29	14	26	57	40	69	69	63	96
Total large losses incurred	$73	$114	$104	$104	$147	$93	$81	$57	$208	$138	$322	$231	$395	$378
Losses incurred but not reported	108	97	61	38	(53)	(35)	(34)	39	99	5	196	(30)	304	(83)
Other losses excluding catastrophe losses	338	345	363	318	274	270	326	261	681	587	1,026	857	1,364	1,131
Catastrophe losses	96	44	124	11	24	30	27	35	135	62	179	92	275	116
Total losses incurred	$615	$600	$652	$471	$392	$358	$400	$392	$1,123	$792	$1,723	$1,150	$2,338	$1,542
Personal Lines
Current accident year losses greater than $5,000,000	$10	$8	$23	$7	$5	$10	$—	$—	$30	$—	$38	$10	$48	$15
Current accident year losses $1,000,000-$5,000,000	21	17	15	11	25	12	15	4	26	19	43	31	64	56
Large loss prior accident year reserve development	4	(1)	1	4	—	(1)	(2)	(1)	5	(3)	4	(4)	8	(4)
Total large losses incurred	$35	$24	$39	$22	$30	$21	$13	$3	$61	$16	$85	$37	$120	$67
Losses incurred but not reported	(2)	9	12	(14)	(26)	—	(4)	41	(2)	37	7	37	5	11
Other losses excluding catastrophe losses	176	183	176	165	146	154	158	130	341	288	524	442	700	588
Catastrophe losses	36	66	78	6	16	69	39	74	84	113	150	182	186	198
Total losses incurred	$245	$282	$305	$179	$166	$244	$206	$248	$484	$454	$766	$698	$1,011	$864
Excess & Surplus Lines
Current accident year losses greater than $5,000,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Current accident year losses $1,000,000-$5,000,000	5	6	9	4	8	—	7	1	13	8	19	8	24	16
Large loss prior accident year reserve development	1	2	1	—	1	2	1	(1)	1	—	3	2	4	3
Total large losses incurred	$6	$8	$10	$4	$9	$2	$8	$—	$14	$8	$22	$10	$28	$19
Losses incurred but not reported	30	25	1	12	8	22	1	22	13	23	38	45	68	53
Other losses excluding catastrophe losses	25	32	38	32	25	23	34	15	70	49	102	72	127	97
Catastrophe losses	2	(1)	2	1	—	1	—	1	3	1	2	2	4	2
Total losses incurred	$63	$64	$51	$49	$42	$48	$43	$38	$100	$81	$164	$129	$227	$171

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
*Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.

CINF Fourth-Quarter 2022 Supplemental Financial Data

Consolidated Property Casualty
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Consolidated
Current accident year losses greater than $5,000,000	2.4%	2.1%	2.2%	1.4%	3.4%	0.9%	2.5%	0.3%	1.8%	1.4%	1.9%	1.2%	2.1%	1.8%
Current accident year losses $1,000,000-$5,000,000	4.0	5.3	4.6	5.1	6.4	4.5	3.4	2.2	4.8	2.8	5.0	3.4	4.6	4.2
Large loss prior accident year reserve development	(0.1)	0.7	2.2	1.5	1.8	1.9	0.9	1.6	1.9	1.2	1.5	1.5	1.1	1.5
Total large loss ratio	6.3%	8.1%	9.0%	8.0%	11.6%	7.3%	6.8%	4.1%	8.5%	5.4%	8.4%	6.1%	7.8%	7.5%
Losses incurred but not reported	7.6	7.2	4.4	2.2	(4.4)	(0.8)	(2.4)	6.9	3.3	2.2	4.7	1.1	5.5	(0.3)
Other losses excluding catastrophe losses	34.1	35.9	38.1	36.6	32.5	32.2	38.0	30.5	37.4	34.4	36.9	33.6	36.2	33.4
Catastrophe losses	7.4	13.6	12.3	1.5	3.2	13.4	3.7	10.2	7.0	6.9	9.3	9.2	8.8	7.6
Total loss ratio	55.4%	64.8%	63.8%	48.3%	42.9%	52.1%	46.1%	51.7%	56.2%	48.9%	59.3%	50.0%	58.3%	48.2%
Commercial Lines
Current accident year losses greater than $5,000,000	3.3%	3.0%	1.4%	1.7%	5.3%	0.5%	4.2%	0.6%	1.6%	2.4%	2.0%	1.7%	2.4%	2.6%
Current accident year losses $1,000,000-$5,000,000	4.2	7.1	5.3	6.9	7.3	6.5	3.2	2.9	6.1	3.1	6.5	4.2	5.8	5.0
Large loss prior accident year reserve development	(0.5)	1.1	3.7	2.1	2.8	3.1	1.4	3.0	2.9	2.2	2.3	2.6	1.6	2.7
Total large loss ratio	7.0%	11.2%	10.4%	10.7%	15.4%	10.1%	8.8%	6.5%	10.6%	7.7%	10.8%	8.5%	9.8%	10.3%
Losses incurred but not reported	10.4	9.4	6.1	4.0	(5.7)	(3.7)	(3.6)	4.3	5.1	0.3	6.6	(1.1)	7.6	(2.3)
Other losses excluding catastrophe losses	32.5	33.6	36.6	33.0	29.1	29.0	35.7	29.4	34.8	32.6	34.3	31.4	33.9	30.8
Catastrophe losses	9.3	4.2	12.5	1.2	2.6	3.1	3.0	4.0	6.9	3.5	6.0	3.4	6.8	3.2
Total loss ratio	59.2%	58.4%	65.6%	48.9%	41.4%	38.5%	43.9%	44.2%	57.4%	44.1%	57.7%	42.2%	58.1%	42.0%
Personal Lines
Current accident year losses greater than $5,000,000	2.1%	1.9%	5.7%	1.7%	1.3%	2.6%	—%	—%	3.7%	—%	3.1%	0.9%	2.8%	1.0%
Current accident year losses $1,000,000-$5,000,000	5.0	3.7	3.6	2.7	6.4	2.9	4.0	1.2	3.2	2.5	3.4	2.7	3.8	3.6
Large loss prior accident year reserve development	0.8	—	0.1	1.1	—	(0.2)	(0.5)	(0.3)	0.6	(0.3)	0.3	(0.4)	0.5	(0.2)
Total large loss ratio	7.9%	5.6%	9.4%	5.5%	7.7%	5.3%	3.5%	0.9%	7.5%	2.2%	6.8%	3.2%	7.1%	4.4%
Losses incurred but not reported	(0.3)	2.0	3.1	(3.6)	(6.5)	(0.1)	(1.1)	11.0	(0.2)	4.9	0.6	3.2	0.3	0.7
Other losses excluding catastrophe losses	39.6	42.5	42.4	41.2	36.7	39.7	41.4	34.4	41.8	37.9	42.1	38.6	41.5	38.1
Catastrophe losses	8.1	15.5	18.8	1.4	4.1	17.7	10.3	19.6	10.2	14.9	12.0	15.9	11.0	12.8
Total loss ratio	55.3%	65.6%	73.7%	44.5%	42.0%	62.6%	54.1%	65.9%	59.3%	59.9%	61.5%	60.9%	59.9%	56.0%
Excess & Surplus Lines
Current accident year losses greater than $5,000,000	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%
Current accident year losses $1,000,000-$5,000,000	4.4	4.0	7.8	3.6	7.5	(0.1)	7.5	1.2	5.8	4.5	5.2	2.8	5.0	4.1
Large loss prior accident year reserve development	0.6	2.1	0.4	0.3	0.8	1.9	1.3	(1.7)	0.3	(0.2)	0.9	0.6	0.8	0.6
Total large loss ratio	5.0%	6.1%	8.2%	3.9%	8.3%	1.8%	8.8%	(0.5)%	6.1%	4.3%	6.1%	3.4%	5.8%	4.7%
Losses incurred but not reported	24.4	20.0	0.7	10.6	7.9	21.2	0.8	24.8	5.4	12.3	10.5	15.5	14.0	13.4
Other losses excluding catastrophe losses	19.7	26.3	31.5	27.4	22.3	21.9	35.0	17.8	29.6	26.8	28.4	25.0	26.2	24.3
Catastrophe losses	1.3	(0.5)	1.1	1.1	0.8	0.2	0.4	1.0	1.1	0.7	0.6	0.5	0.8	0.6
Total loss ratio	50.4%	51.9%	41.5%	43.0%	39.3%	45.1%	45.0%	43.1%	42.2%	44.1%	45.6%	44.4%	46.8%	43.0%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.

CINF Fourth-Quarter 2022 Supplemental Financial Data

Consolidated Property Casualty
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Consolidated
Current accident year reported losses greater than $5,000,000	7	6	6	3	7	3	6	1	9	7	15	9	22	17
Current accident year reported losses $1,000,000 - $5,000,000	60	59	47	51	76	44	35	24	97	59	155	106	205	170
Prior accident year reported losses on large losses	14	18	28	28	16	22	12	20	56	32	73	55	87	71
Non-Catastrophe reported losses on large losses total	81	83	81	82	99	69	53	45	162	98	243	170	314	258
Commercial Lines
Current accident year reported losses greater than $5,000,000	5	5	2	2	7	2	6	1	4	7	9	8	14	15
Current accident year reported losses $1,000,000 - $5,000,000	38	48	31	39	50	37	19	20	69	39	116	78	151	120
Prior accident year reported losses on large losses	10	15	25	24	14	19	8	18	49	26	64	46	74	60
Non-Catastrophe reported losses on large losses total	53	68	58	65	71	58	33	39	122	72	189	132	239	195
Personal Lines
Current accident year reported losses greater than $5,000,000	2	1	4	1	—	1	—	—	5	—	6	1	8	2
Current accident year reported losses $1,000,000 - $5,000,000	16	6	9	8	17	6	11	3	17	14	23	20	37	34
Prior accident year reported losses on large losses	2	—	2	3	1	1	1	2	5	3	4	4	6	5
Non-Catastrophe reported losses on large losses total	20	7	15	12	18	8	12	5	27	17	33	25	51	41
Excess & Surplus Lines
Current accident year reported losses greater than $5,000,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Current accident year reported losses $1,000,000 - $5,000,000	6	5	7	4	9	1	5	1	11	6	16	8	17	16
Prior accident year reported losses on large losses	2	3	1	1	1	2	3	—	2	3	5	5	7	6
Non-Catastrophe reported losses on large losses total	8	8	8	5	10	3	8	1	13	9	21	13	24	22
*The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Fourth-Quarter 2022 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Direct Written Premiums by Risk State by Line of Business for the Twelve Months Ended December 31, 2022
(Dollars in millions)	Commercial Lines					Personal Lines			E & S	Consolidated		Comm'l Change %	Personal Change %	E & S Change %	Consol Change %
Risk State	Comm Casualty	Comm Property	Comm Auto	Workers' Comp	Other Comm	Personal Auto	Home Owner	Other Personal	All Lines	2022	2021
										Total	Total
OH	$187.9	$185.0	$117.1	$—	$53.7	$128.8	$136.8	$41.8	$28.3	$879.1	$828.2	6.6	4.9	11.2	6.1
IL	76.0	69.4	38.9	34.7	19.9	39.7	47.3	14.4	31.2	371.4	337.8	5.5	18.0	22.2	9.9
NY	80.5	41.1	22.0	11.8	15.6	35.0	84.9	25.0	30.4	346.2	287.7	17.7	24.6	15.8	20.3
NC	66.2	87.6	34.2	12.1	20.7	32.6	38.8	10.5	22.5	325.1	297.4	10.7	5.4	10.3	9.3
GA	50.9	57.5	33.4	9.5	22.4	52.9	56.8	15.2	25.5	324.2	303.9	8.1	4.3	8.9	6.7
PA	83.2	64.5	41.4	28.7	16.8	16.2	19.4	6.5	25.3	302.1	281.4	5.4	7.7	29.1	7.4
IN	64.0	62.4	37.2	20.4	18.2	28.1	37.6	8.4	19.5	295.7	273.1	7.7	6.7	21.8	8.3
TX	65.0	29.2	40.2	3.7	14.7	21.1	35.5	9.6	43.6	262.5	224.7	13.2	24.7	18.9	16.8
TN	50.5	56.3	32.3	7.7	15.8	17.7	28.0	7.1	13.0	228.4	211.6	7.5	7.7	15.1	7.9
MI	48.2	49.3	28.8	11.4	17.8	23.2	24.3	6.3	17.9	227.3	213.0	7.4	(0.3)	25.3	6.7
MO	48.7	47.4	30.9	16.0	8.6	18.2	25.2	5.1	18.1	217.9	189.0	11.6	27.6	18.4	15.3
VA	50.0	42.1	33.1	14.1	17.2	15.2	18.1	5.8	10.4	206.1	189.2	8.3	9.8	14.9	8.9
AL	34.8	43.2	22.4	2.4	13.8	23.1	37.6	7.5	18.4	203.3	188.5	6.9	5.5	25.3	7.9
FL	47.2	14.9	36.0	2.9	11.1	12.1	25.5	11.8	34.3	195.9	158.7	13.6	56.9	20.3	23.4
KY	37.2	44.7	29.6	4.2	13.5	22.9	26.7	6.1	9.9	194.9	180.5	10.8	3.5	(1.6)	8.0
CA	2.4	0.9	2.4	3.4	0.6	19.3	125.5	20.8	1.4	176.7	108.9	10.2	67.9	(5.6)	62.3
WI	34.7	34.1	15.5	20.3	10.1	10.7	13.1	5.1	12.8	156.4	148.3	6.4	5.9	(3.0)	5.5
MN	32.2	35.4	10.8	7.2	9.0	12.1	17.8	4.8	14.1	143.4	140.0	4.6	(4.7)	7.2	2.4
MD	22.4	17.7	16.3	8.1	8.4	15.6	16.6	5.7	7.7	118.5	111.6	3.4	8.8	23.4	6.2
AZ	27.8	21.0	17.4	4.8	6.4	9.0	10.9	4.1	13.2	114.6	104.8	4.8	18.6	24.1	9.4
OR	36.1	19.1	22.8	0.3	5.9	4.8	3.6	1.0	11.0	104.4	91.5	11.9	10.6	39.4	14.1
UT	24.3	17.4	14.6	1.8	6.1	9.0	8.3	1.8	14.7	97.9	85.0	15.5	11.5	18.9	15.2
AR	16.8	24.0	19.2	2.3	4.5	6.9	10.1	2.9	6.8	93.5	82.6	14.2	9.4	15.7	13.3
CT	12.6	8.8	4.6	4.1	1.9	20.2	25.4	8.3	4.7	90.6	81.8	4.2	15.8	4.1	10.8
WA	24.6	15.2	16.5	—	5.3	9.2	8.7	3.2	7.7	90.4	65.7	30.3	52.7	66.1	37.6
SC	16.3	19.9	11.0	3.5	5.1	9.3	11.4	2.2	8.8	87.5	78.4	14.0	8.4	5.5	11.6
MT	29.4	22.7	16.1	—	4.8	3.2	4.8	1.0	5.1	86.9	75.4	13.8	20.4	31.8	15.3
CO	22.2	11.2	15.4	2.2	4.4	4.0	9.6	1.4	15.7	86.1	73.7	12.0	36.4	18.6	16.8
IA	21.1	23.2	8.5	8.3	7.5	4.3	5.9	1.4	4.9	84.9	79.1	6.7	4.8	26.5	7.4
KS	20.0	19.9	13.8	5.3	4.8	5.4	9.1	1.6	4.4	84.2	70.0	18.7	29.8	10.0	20.2
ID	23.5	17.1	13.1	1.1	3.9	2.6	3.4	0.8	5.2	70.6	64.3	9.8	3.1	19.8	9.8
MA	13.2	7.0	5.3	3.3	1.9	8.5	20.4	5.6	4.7	69.9	45.0	64.9	47.3	128.7	55.3
NJ	11.3	6.9	3.8	2.6	3.6	7.0	10.8	5.4	5.6	57.0	45.5	24.9	28.8	12.8	25.1
NE	12.4	14.2	8.3	5.0	3.4	0.5	1.2	0.2	4.9	50.3	46.6	5.4	(0.6)	42.9	7.9
WV	9.5	12.3	8.4	1.2	1.8	0.1	0.4	0.1	5.3	39.0	35.6	7.1	33.2	24.3	9.5
NM	10.6	7.8	7.6	1.3	2.9	0.2	0.5	0.1	4.9	35.9	33.3	1.9	nm	33.1	7.6
VT	7.7	8.3	3.8	4.4	2.9	1.9	3.2	0.6	2.8	35.8	32.2	7.9	11.6	56.5	11.2
NH	5.3	5.0	2.9	2.0	1.7	2.3	3.2	1.0	1.9	25.2	23.5	2.7	16.2	24.3	7.3
DE	7.7	5.7	4.2	2.0	1.6	0.7	1.0	0.3	2.0	25.1	23.5	4.3	39.1	13.0	7.1
SD	5.1	7.0	2.5	1.3	2.0	—	—	—	1.1	18.9	16.2	19.0	(100.0)	(9.5)	16.9
ND	4.7	5.8	2.8	—	1.7	0.9	1.1	0.4	1.3	18.8	17.3	6.8	6.4	35.7	8.4
WY	5.3	5.3	3.6	—	1.0	0.1	0.6	0.1	1.8	17.8	14.5	22.3	93.1	8.3	22.8
DC	3.3	2.1	0.2	1.0	1.7	0.8	1.0	0.4	2.7	13.2	8.8	39.7	31.2	86.1	49.9
NV	0.9	0.7	1.0	0.3	0.5	0.9	1.3	0.6	1.0	7.1	4.6	29.5	112.6	38.1	54.7
RI	0.3	0.3	0.4	0.3	—	0.7	2.7	1.0	0.3	5.9	2.6	117.6	138.0	(37.5)	129.8
OK	0.8	0.3	0.6	0.8	0.4	—	—	—	0.4	3.3	3.1	17.2	—	58.0	6.7
All Other States	2.2	1.1	1.2	1.7	1.4	0.3	2.7	0.2	1.2	12.1	9.8	6.0	289.0	(28.0)	24.0
Total	$1,456.7	$1,291.9	$852.2	$279.7	$396.6	$657.1	$976.8	$263.1	$528.2	$6,702.0	$5,987.9	9.5	15.9	18.3	12.4
*Dollar amounts shown are rounded to the nearest hundred thousand; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts. *nm - Not meaningful
*Total excludes Cincinnati Re, Cincinnati Global and other direct, such as assigned risk pools.

CINF Fourth-Quarter 2022 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Commercial casualty:
Written premiums	$353	$326	$376	$389	$317	$297	$338	$363	$765	$701	$1,091	$998	$1,444	$1,315
Year over year change %-written premium	11%	10%	11%	7%	10%	10%	10%	6%	9%	8%	9%	9%	10%	9%
Earned premiums	$370	$360	$350	$336	$332	$323	$312	$303	$686	$615	$1,046	$938	$1,416	$1,270
Current accident year before catastrophe losses	72.4%	73.7%	75.0%	65.6%	63.3%	61.9%	61.5%	64.5%	70.4%	63.0%	71.6%	62.6%	71.8%	62.8%
Current accident year catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Prior accident years before catastrophe losses	(0.2)	6.4	(0.7)	1.4	(10.5)	(16.1)	(8.3)	(2.2)	0.3	(5.3)	2.4	(9.0)	1.7	(9.4)
Prior accident years catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total loss and loss expense ratio	72.2%	80.1%	74.3%	67.0%	52.8%	45.8%	53.2%	62.3%	70.7%	57.7%	74.0%	53.6%	73.5%	53.4%
Commercial property:
Written premiums	$297	$309	$308	$297	$270	$278	$275	$267	$606	$542	$915	$820	$1,212	$1,090
Year over year change %-written premium	10%	11%	12%	11%	10%	10%	6%	2%	12%	4%	12%	6%	11%	7%
Earned premiums	$290	$292	$280	$274	$267	$264	$259	$253	$554	$512	$846	$776	$1,136	$1,043
Current accident year before catastrophe losses	42.5%	47.4%	54.5%	52.4%	41.8%	41.6%	47.3%	53.8%	53.4%	50.5%	51.3%	47.5%	49.1%	46.0%
Current accident year catastrophe losses	38.3	14.7	44.4	5.1	13.9	12.4	14.0	20.0	24.9	16.9	21.4	15.4	25.7	15.0
Prior accident years before catastrophe losses	(0.5)	(6.7)	0.6	(2.4)	(6.0)	(11.1)	(1.1)	(2.0)	(0.8)	(1.5)	(2.9)	(4.8)	(2.2)	(5.1)
Prior accident years catastrophe losses	(2.2)	(1.4)	(3.0)	0.5	(4.8)	(2.0)	(3.8)	(6.3)	(1.3)	(5.0)	(1.3)	(4.0)	(1.6)	(4.2)
Total loss and loss expense ratio	78.1%	54.0%	96.5%	55.6%	44.9%	40.9%	56.4%	65.5%	76.2%	60.9%	68.5%	54.1%	71.0%	51.7%
Commercial auto:
Written premiums	$201	$194	$226	$237	$194	$183	$216	$223	$463	$439	$657	$622	$858	$816
Year over year change %-written premium	4%	6%	5%	6%	8%	7%	5%	7%	5%	6%	6%	7%	5%	7%
Earned premiums	$215	$213	$210	$205	$203	$200	$198	$193	$415	$391	$627	$591	$842	$794
Current accident year before catastrophe losses	72.6%	78.8%	66.5%	67.0%	67.5%	63.7%	63.0%	63.1%	66.7%	63.0%	70.8%	63.3%	71.3%	64.4%
Current accident year catastrophe losses	(2.4)	3.3	5.1	0.9	0.6	1.8	1.5	1.6	3.1	1.6	3.1	1.7	1.7	1.4
Prior accident years before catastrophe losses	3.6	7.5	2.8	(0.7)	0.2	(3.6)	(6.0)	(12.4)	1.1	(9.2)	3.3	(7.3)	3.3	(5.4)
Prior accident years catastrophe losses	—	—	(0.5)	(2.1)	0.3	(0.1)	(0.2)	(0.3)	(1.3)	(0.2)	(0.9)	(0.2)	(0.6)	(0.1)
Total loss and loss expense ratio	73.8%	89.6%	73.9%	65.1%	68.6%	61.8%	58.3%	52.0%	69.6%	55.2%	76.3%	57.5%	75.7%	60.3%
Workers' compensation:
Written premiums	$64	$60	$69	$86	$59	$53	$69	$88	$154	$157	$214	$210	$278	$269
Year over year change %-written premium	8%	13%	—%	(2)%	2%	4%	6%	(4)%	(2)%	—%	2%	1%	3%	1%
Earned premiums	$75	$73	$68	$67	$67	$66	$68	$67	$136	$135	$209	$201	$284	$268
Current accident year before catastrophe losses	76.0%	80.3%	83.5%	84.5%	79.8%	82.3%	87.6%	76.6%	84.0%	82.2%	82.7%	82.2%	80.9%	81.6%
Current accident year catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Prior accident years before catastrophe losses	(27.0)	(21.5)	(25.9)	(14.3)	(10.5)	(10.5)	(39.2)	(37.9)	(20.2)	(38.6)	(20.6)	(29.3)	(22.3)	(24.7)
Prior accident years catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total loss and loss expense ratio	49.0%	58.8%	57.6%	70.2%	69.3%	71.8%	48.4%	38.7%	63.8%	43.6%	62.1%	52.9%	58.6%	56.9%
Other commercial:
Written premiums	$92	$95	$93	$87	$80	$84	$79	$78	$180	$157	$275	$241	$367	$321
Year over year change %-written premium	15%	13%	18%	12%	14%	18%	13%	11%	15%	12%	14%	14%	14%	14%
Earned premiums	$90	$90	$86	$80	$78	$77	$74	$70	$165	$144	$256	$221	$346	$299
Current accident year before catastrophe losses	33.3%	37.7%	37.3%	38.2%	41.6%	39.4%	38.0%	38.2%	37.7%	38.1%	37.7%	38.6%	36.6%	39.4%
Current accident year catastrophe losses	—	0.1	0.1	—	(0.2)	0.4	0.1	—	0.1	—	0.1	0.1	0.1	—
Prior accident years before catastrophe losses	(4.7)	(4.3)	(7.4)	(2.9)	(8.9)	(8.4)	(11.2)	(7.7)	(5.3)	(9.5)	(4.9)	(9.1)	(4.9)	(9.1)
Prior accident years catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total loss and loss expense ratio	28.6%	33.5%	30.0%	35.3%	32.5%	31.4%	26.9%	30.5%	32.5%	28.6%	32.9%	29.6%	31.8%	30.3%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Fourth-Quarter 2022 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Personal auto:
Written premiums	$158	$179	$177	$140	$141	$165	$166	$136	$316	$302	$496	$467	$654	$608
Year over year change %-written premium	12%	8%	7%	3%	1%	—%	(2)%	(1)%	5%	(1)%	6%	(1)%	8%	(1)%
Earned premiums	$161	$158	$155	$152	$152	$153	$152	$152	$307	$305	$465	$457	$626	$609
Current accident year before catastrophe losses	77.4%	74.3%	74.5%	69.4%	62.3%	65.8%	64.5%	66.1%	72.0%	65.3%	72.8%	65.5%	74.0%	64.7%
Current accident year catastrophe losses	(4.6)	15.9	6.1	1.4	0.2	5.3	1.7	2.6	3.7	2.2	7.9	3.2	4.6	2.4
Prior accident years before catastrophe losses	0.7	3.4	1.4	0.9	(4.4)	(0.4)	(5.5)	(9.3)	1.2	(7.5)	1.9	(5.1)	1.6	(4.9)
Prior accident years catastrophe losses	—	(0.1)	(0.6)	(4.7)	0.3	(0.1)	(0.2)	(0.5)	(2.7)	(0.3)	(1.8)	(0.3)	(1.3)	(0.1)
Total loss and loss expense ratio	73.5%	93.5%	81.4%	67.0%	58.4%	70.6%	60.5%	58.9%	74.2%	59.7%	80.8%	63.3%	78.9%	62.1%
Homeowner:
Written premiums	$226	$255	$260	$181	$188	$214	$211	$156	$441	$367	$695	$581	$921	$769
Year over year change %-written premium	20%	19%	23%	16%	13%	13%	7%	11%	20%	9%	20%	10%	20%	11%
Earned premiums	$220	$213	$202	$195	$190	$184	$178	$174	$397	$352	$609	$536	$829	$726
Current accident year before catastrophe losses	42.1%	47.3%	54.8%	45.9%	38.0%	42.3%	50.2%	51.6%	50.4%	50.9%	49.3%	47.9%	47.4%	45.4%
Current accident year catastrophe losses	22.4	20.9	38.6	13.0	10.9	36.8	20.7	41.1	26.1	30.8	24.3	32.9	23.8	27.1
Prior accident years before catastrophe losses	0.2	1.6	(2.5)	(8.7)	(4.4)	(1.0)	0.9	(0.5)	(5.5)	0.2	(3.0)	(0.2)	(2.2)	(1.3)
Prior accident years catastrophe losses	(1.5)	(3.8)	(5.2)	(7.2)	(1.4)	—	(0.5)	(0.7)	(6.2)	(0.6)	(5.4)	(0.4)	(4.3)	(0.7)
Total loss and loss expense ratio	63.2%	66.0%	85.7%	43.0%	43.1%	78.1%	71.3%	91.5%	64.8%	81.3%	65.2%	80.2%	64.7%	70.5%
Other personal:
Written premiums	$61	$68	$73	$53	$53	$56	$62	$46	$127	$108	$195	$164	$256	$217
Year over year change %-written premium	15%	21%	18%	15%	10%	8%	9%	10%	18%	9%	19%	9%	18%	9%
Earned premiums	$62	$60	$56	$55	$54	$51	$52	$50	$111	$101	$172	$153	$234	$207
Current accident year before catastrophe losses	54.1%	63.8%	64.6%	47.2%	45.8%	53.8%	45.9%	50.0%	56.0%	48.0%	58.7%	49.9%	57.5%	48.9%
Current accident year catastrophe losses	(0.1)	10.8	5.2	0.9	0.2	4.5	3.9	3.6	3.1	3.7	5.8	4.0	4.2	3.0
Prior accident years before catastrophe losses	(4.4)	(15.7)	1.4	4.6	5.0	(0.9)	(8.6)	(3.8)	3.0	(6.2)	(3.5)	(4.4)	(3.8)	(1.9)
Prior accident years catastrophe losses	(0.1)	0.4	0.4	0.4	(1.4)	(0.4)	0.4	(1.5)	0.3	(0.6)	0.4	(0.5)	0.3	(0.8)
Total loss and loss expense ratio	49.5%	59.3%	71.6%	53.1%	49.6%	57.0%	41.6%	48.3%	62.4%	44.9%	61.4%	49.0%	58.2%	49.2%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Excess & Surplus:
Written premiums	$122	$121	$135	$124	$108	$104	$115	$99	$259	$214	$380	$318	$502	$426
Year over year change %-written premium	13%	16%	17%	25%	17%	30%	26%	16%	21%	22%	19%	24%	18%	22%
Earned premiums	$124	$125	$124	$112	$109	$105	$95	$89	$236	$184	$361	$289	$485	$398
Current accident year before catastrophe losses	66.4%	74.8%	59.5%	61.8%	56.0%	62.6%	62.0%	61.0%	60.6%	61.5%	65.4%	61.9%	65.7%	60.3%
Current accident year catastrophe losses	1.6	(0.4)	1.2	1.5	0.6	0.4	0.4	1.3	1.3	0.8	0.8	0.7	1.0	0.6
Prior accident years before catastrophe losses	3.8	(5.9)	(0.4)	(4.6)	1.2	3.3	(1.5)	4.7	(2.4)	1.5	(3.6)	2.1	(1.7)	1.9
Prior accident years catastrophe losses	(0.2)	(0.1)	(0.1)	(0.4)	0.3	(0.1)	0.1	(0.3)	(0.2)	(0.1)	(0.2)	(0.1)	(0.2)	—
Total loss and loss expense ratio	71.6%	68.4%	60.2%	58.3%	58.1%	66.2%	61.0%	66.7%	59.3%	63.7%	62.4%	64.6%	64.8%	62.8%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Fourth-Quarter 2022 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the twelve months ended December 31, 2022
Commercial casualty	$541	$185	$726	$104	$204	$18	$326	$645	$204	$203	$1,052
Commercial property	636	65	701	(56)	174	8	126	580	174	73	827
Commercial auto	479	85	564	30	39	6	75	509	39	91	639
Workers' compensation	127	32	159	(9)	17	1	9	118	17	33	168
Other commercial	93	16	109	5	7	9	21	98	7	25	130
Total commercial lines	1,876	383	2,259	74	441	42	557	1,950	441	425	2,816

Personal auto	384	83	467	12	10	4	26	396	10	87	493
Homeowners	431	55	486	20	37	6	63	451	37	61	549
Other personal	117	7	124	15	(1)	—	14	132	(1)	7	138
Total personal lines	932	145	1,077	47	46	10	103	979	46	155	1,180

Excess & surplus lines	108	51	159	70	70	37	177	178	70	88	336
Other	274	15	289	54	214	2	270	328	214	17	559
Total property casualty	$3,190	$594	$3,784	$245	$771	$91	$1,107	$3,435	$771	$685	$4,891

Ceded loss and loss expense incurred for the twelve months ended December 31, 2022
Commercial casualty	$—	$—	$—	$10	$1	$—	$11	$10	$1	$—	$11
Commercial property	20	—	20	(33)	33	1	1	(13)	33	1	21
Commercial auto	1	—	1	—	—	—	—	1	—	—	1
Workers' compensation	10	1	11	(7)	(2)	—	(9)	3	(2)	1	2
Other commercial	16	—	16	2	2	—	4	18	2	—	20
Total commercial lines	47	1	48	(28)	34	1	7	19	34	2	55

Personal auto	2	—	2	—	(3)	—	(3)	2	(3)	—	(1)
Homeowners	4	—	4	(5)	14	—	9	(1)	14	—	13
Other personal	—	—	—	—	2	—	2	—	2	—	2
Total personal lines	6	—	6	(5)	13	—	8	1	13	—	14

Excess & surplus lines	13	1	14	6	1	—	7	19	1	1	21
Other	28	1	29	8	48	—	56	36	48	1	85
Total property casualty	$94	$3	$97	$(19)	$96	$1	$78	$75	$96	$4	$175

Net loss and loss expense incurred for the twelve months ended December 31, 2022
Commercial casualty	$541	$185	$726	$94	$203	$18	$315	$635	$203	$203	$1,041
Commercial property	616	65	681	(23)	141	7	125	593	141	72	806
Commercial auto	478	85	563	30	39	6	75	508	39	91	638
Workers' compensation	117	31	148	(2)	19	1	18	115	19	32	166
Other commercial	77	16	93	3	5	9	17	80	5	25	110
Total commercial lines	1,829	382	2,211	102	407	41	550	1,931	407	423	2,761

Personal auto	382	83	465	12	13	4	29	394	13	87	494
Homeowners	427	55	482	25	23	6	54	452	23	61	536
Other personal	117	7	124	15	(3)	—	12	132	(3)	7	136
Total personal lines	926	145	1,071	52	33	10	95	978	33	155	1,166

Excess & surplus lines	95	50	145	64	69	37	170	159	69	87	315
Other	246	14	260	46	166	2	214	292	166	16	474
Total property casualty	$3,096	$591	$3,687	$264	$675	$90	$1,029	$3,360	$675	$681	$4,716

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*Other data includes results from our Cincinnati Re operations and Cincinnati Global.

CINF Fourth-Quarter 2022 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended December 31, 2022
Commercial casualty	$132	$47	$179	$27	$75	$7	$109	$159	$75	$54	$288
Commercial property	137	16	153	(25)	139	(8)	106	112	139	8	259
Commercial auto	120	21	141	17	(3)	4	18	137	(3)	25	159
Workers' compensation	29	9	38	(6)	—	3	(3)	23	—	12	35
Other commercial	23	4	27	1	3	(2)	2	24	3	2	29
Total commercial lines	441	97	538	14	214	4	232	455	214	101	770

Personal auto	120	22	142	5	(31)	2	(24)	125	(31)	24	118
Homeowners	102	15	117	—	33	2	35	102	33	17	152
Other personal	27	2	29	10	(6)	—	4	37	(6)	2	33
Total personal lines	249	39	288	15	(4)	4	15	264	(4)	43	303

Excess & surplus lines	24	14	38	6	32	13	51	30	32	27	89
Other	109	4	113	41	(47)	1	(5)	150	(47)	5	108
Total property casualty	$823	$154	$977	$76	$195	$22	$293	$899	$195	$176	$1,270

Ceded loss and loss expense incurred for the three months ended December 31, 2022
Commercial casualty	$(3)	$—	$(3)	$23	$1	$—	$24	$20	$1	$—	$21
Commercial property	7	—	7	(11)	36	1	26	(4)	36	1	33
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	2	—	2	(2)	(2)	—	(4)	—	(2)	—	(2)
Other commercial	3	—	3	(1)	1	—	—	2	1	—	3
Total commercial lines	9	—	9	9	36	1	46	18	36	1	55

Personal auto	1	—	1	—	(2)	—	(2)	1	(2)	—	(1)
Homeowners	1	—	1	(1)	14	—	13	—	14	—	14
Other personal	—	—	—	—	2	—	2	—	2	—	2
Total personal lines	2	—	2	(1)	14	—	13	1	14	—	15

Excess & surplus lines	2	—	2	(3)	—	1	(2)	(1)	—	1	—
Other	7	—	7	3	19	—	22	10	19	—	29
Total property casualty	$20	$—	$20	$8	$69	$2	$79	$28	$69	$2	$99

Net loss and loss expense incurred for the three months ended December 31, 2022
Commercial casualty	$135	$47	$182	$4	$74	$7	$85	$139	$74	$54	$267
Commercial property	130	16	146	(14)	103	(9)	80	116	103	7	226
Commercial auto	120	21	141	17	(3)	4	18	137	(3)	25	159
Workers' compensation	27	9	36	(4)	2	3	1	23	2	12	37
Other commercial	20	4	24	2	2	(2)	2	22	2	2	26
Total commercial lines	432	97	529	5	178	3	186	437	178	100	715

Personal auto	119	22	141	5	(29)	2	(22)	124	(29)	24	119
Homeowners	101	15	116	1	19	2	22	102	19	17	138
Other personal	27	2	29	10	(8)	—	2	37	(8)	2	31
Total personal lines	247	39	286	16	(18)	4	2	263	(18)	43	288

Excess & surplus lines	22	14	36	9	32	12	53	31	32	26	89
Other	102	4	106	38	(66)	2	(26)	140	(66)	6	80
Total property casualty	$803	$154	$957	$68	$126	$21	$215	$871	$126	$175	$1,172

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*Other data includes results from our Cincinnati Re operations and Cincinnati Global.

CINF Fourth-Quarter 2022 Supplemental Financial Data

Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Premiums
Agency renewal written premiums	$1,396	$1,390	$1,482	$1,397	$1,238	$1,244	$1,333	$1,276	$2,879	$2,609	$4,269	$3,853	$5,665	$5,091
Agency new business written premiums	238	264	286	244	212	230	235	220	530	455	794	685	1,032	897
Other written premiums	60	96	196	258	84	64	146	197	454	343	550	407	610	491
Net written premiums	$1,694	$1,750	$1,964	$1,899	$1,534	$1,538	$1,714	$1,693	$3,863	$3,407	$5,613	$4,945	$7,307	$6,479
Unearned premium change	106	59	(267)	(281)	65	58	(200)	(218)	(548)	(418)	(489)	(360)	(383)	(295)
Earned premiums	$1,800	$1,809	$1,697	$1,618	$1,599	$1,596	$1,514	$1,475	$3,315	$2,989	$5,124	$4,585	$6,924	$6,184
Year over year change %
Agency renewal written premiums	13%	12%	11%	9%	8%	8%	7%	7%	10%	7%	11%	7%	11%	7%
Agency new business written premiums	12	15	22	11	15	22	12	2	16	7	16	12	15	12
Other written premiums	(29)	50	34	31	31	25	39	88	32	63	35	56	24	51
Net written premiums	10	14	15	12	10	10	10	12	13	11	14	11	13	10
Paid losses and loss expenses
Losses paid	$803	$804	$755	$733	$718	$612	$649	$564	$1,489	$1,214	$2,293	$1,826	$3,096	$2,543
Loss expenses paid	154	144	137	157	139	153	118	141	293	258	437	411	591	551
Loss and loss expenses paid	$957	$948	$892	$890	$857	$765	$767	$705	$1,782	$1,472	$2,730	$2,237	$3,687	$3,094
Incurred losses and loss expenses
Loss and loss expense incurred	$1,172	$1,348	$1,240	$956	$855	$988	$830	$923	$2,196	$1,753	$3,544	$2,741	$4,716	$3,596
Loss and loss expenses paid as a % of incurred	81.7%	70.3%	71.9%	93.1%	100.2%	77.4%	92.4%	76.4%	81.1%	84.0%	77.0%	81.6%	78.2%	86.0%
Statutory combined ratio
Loss ratio	56.3%	64.1%	64.8%	48.4%	42.6%	51.3%	47.0%	52.0%	56.7%	49.4%	59.3%	50.1%	58.5%	48.2%
Loss adjustment expense ratio	9.9	10.0	9.5	10.9	10.9	10.1	8.9	11.0	10.2	10.0	10.1	10.0	10.1	10.2
Net underwriting expense ratio	30.6	29.3	28.1	28.7	31.5	31.1	29.2	26.7	28.4	28.0	28.7	28.9	29.1	29.5
US Statutory combined ratio	96.8%	103.4%	102.4%	88.0%	85.0%	92.5%	85.1%	89.7%	95.3%	87.4%	98.1%	89.0%	97.7%	87.9%
Contribution from catastrophe losses	7.6	13.0	13.0	1.7	2.8	12.9	4.6	10.1	7.5	7.3	9.4	9.2	8.9	7.6
Statutory combined ratio excl. catastrophe losses	89.2%	90.4%	89.4%	86.3%	82.2%	79.6%	80.5%	79.6%	87.8%	80.1%	88.7%	79.8%	88.8%	80.3%
GAAP combined ratio
GAAP combined ratio	94.9%	103.9%	103.2%	89.9%	84.2%	92.6%	85.5%	91.2%	96.7%	88.3%	99.2%	89.8%	98.1%	88.3%
Contribution from catastrophe losses	7.8	13.9	12.4	1.8	3.6	14.2	3.9	10.4	7.2	7.1	9.5	9.6	9.2	8.0
GAAP combined ratio excl. catastrophe losses	87.1%	90.0%	90.8%	88.1%	80.6%	78.4%	81.6%	80.8%	89.5%	81.2%	89.7%	80.2%	88.9%	80.3%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies. Statutory ratios exclude the results of Cincinnati Global.
*Consolidated property casualty data includes the results of Cincinnati Re and Cincinnati Global.

CINF Fourth-Quarter 2022 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Premiums
Agency renewal written premiums	$908	$860	$934	$970	$809	$775	$852	$898	$1,904	$1,750	$2,764	$2,525	$3,672	$3,334
Agency new business written premiums	130	149	165	156	135	145	146	145	321	291	470	436	600	571
Other written premiums	(31)	(25)	(27)	(30)	(24)	(25)	(21)	(24)	(57)	(45)	(82)	(70)	(113)	(94)
Net written premiums	$1,007	$984	$1,072	$1,096	$920	$895	$977	$1,019	$2,168	$1,996	$3,152	$2,891	$4,159	$3,811
Unearned premium change	33	44	(78)	(134)	27	35	(66)	(133)	(212)	(199)	(168)	(164)	(135)	(137)
Earned premiums	$1,040	$1,028	$994	$962	$947	$930	$911	$886	$1,956	$1,797	$2,984	$2,727	$4,024	$3,674
Year over year change %
Agency renewal written premiums	12%	11%	10%	8%	7%	7%	7%	7%	9%	7%	9%	7%	10%	7%
Agency new business written premiums	(4)	3	13	8	19	27	9	(6)	10	1	8	8	5	11
Other written premiums	(29)	—	(29)	(25)	25	7	(5)	—	(27)	(2)	(17)	1	(20)	9
Net written premiums	9	10	10	8	10	10	8	5	9	6	9	7	9	8
Paid losses and loss expenses
Losses paid	$432	$491	$446	$458	$396	$328	$391	$330	$905	$720	$1,396	$1,049	$1,829	$1,445
Loss expenses paid	97	93	91	100	89	98	78	96	191	174	285	272	382	361
Loss and loss expenses paid	$529	$584	$537	$558	$485	$426	$469	$426	$1,096	$894	$1,681	$1,321	$2,211	$1,806
Incurred losses and loss expenses
Loss and loss expense incurred	$715	$710	$750	$586	$506	$451	$480	$503	$1,336	$983	$2,046	$1,434	$2,761	$1,940
Loss and loss expenses paid as a % of incurred	74.0%	82.3%	71.6%	95.2%	95.8%	94.5%	97.7%	84.7%	82.0%	90.9%	82.2%	92.1%	80.1%	93.1%
Statutory combined ratio
Loss ratio	59.2%	58.4%	65.5%	48.9%	41.4%	38.5%	43.9%	44.3%	57.4%	44.1%	57.8%	42.2%	58.1%	42.0%
Loss adjustment expense ratio	9.6	10.7	9.9	12.0	12.0	10.0	8.8	12.4	10.9	10.6	10.8	10.4	10.5	10.8
Net underwriting expense ratio	31.3	31.2	29.1	28.3	32.7	33.2	29.9	26.2	28.7	28.0	29.5	29.6	29.9	30.4
Statutory combined ratio	100.1%	100.3%	104.5%	89.2%	86.1%	81.7%	82.6%	82.9%	97.0%	82.7%	98.1%	82.2%	98.5%	83.2%
Contribution from catastrophe losses	9.6	4.5	12.6	1.4	2.7	3.3	3.2	4.2	7.1	3.7	6.2	3.6	7.0	3.4
Statutory combined ratio excl. catastrophe losses	90.5%	95.8%	91.9%	87.8%	83.4%	78.4%	79.4%	78.7%	89.9%	79.0%	91.9%	78.6%	91.5%	79.8%
GAAP combined ratio
GAAP combined ratio	98.9%	99.0%	106.3%	92.3%	85.2%	80.6%	84.2%	85.4%	99.4%	84.8%	99.3%	83.4%	99.2%	83.8%
Contribution from catastrophe losses	9.6	4.5	12.6	1.4	2.7	3.3	3.2	4.2	7.1	3.7	6.2	3.6	7.0	3.4
GAAP combined ratio excl. catastrophe losses	89.3%	94.5%	93.7%	90.9%	82.5%	77.3%	81.0%	81.2%	92.3%	81.1%	93.1%	79.8%	92.2%	80.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2022 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Premiums
Agency renewal written premiums	$393	$437	$438	$333	$342	$393	$397	$302	$771	$699	$1,208	$1,092	$1,601	$1,434
Agency new business written premiums	75	81	88	52	50	53	53	46	140	99	221	152	296	202
Other written premiums	(23)	(16)	(16)	(11)	(10)	(11)	(11)	(10)	(27)	(21)	(43)	(32)	(66)	(42)
Net written premiums	$445	$502	$510	$374	$382	$435	$439	$338	$884	$777	$1,386	$1,212	$1,831	$1,594
Unearned premium change	(2)	(71)	(97)	28	14	(47)	(57)	38	(69)	(19)	(140)	(66)	(142)	(52)
Earned premiums	$443	$431	$413	$402	$396	$388	$382	$376	$815	$758	$1,246	$1,146	$1,689	$1,542
Year over year change %
Agency renewal written premiums	15%	11%	10%	10%	8%	7%	3%	3%	10%	3%	11%	4%	12%	5%
Agency new business written premiums	50	53	66	13	11	4	20	35	41	27	45	18	47	16
Other written premiums	(130)	(45)	(45)	(10)	(25)	(10)	(38)	(11)	(29)	(24)	(34)	(19)	(57)	(20)
Net written premiums	16	15	16	11	8	7	4	6	14	5	14	5	15	6
Paid losses and loss expenses
Losses paid	$247	$246	$224	$208	$212	$208	$198	$162	$432	$360	$679	$568	$926	$780
Loss expenses paid	39	35	32	40	34	40	29	32	71	60	106	100	145	134
Loss and loss expenses paid	$286	$281	$256	$248	$246	$248	$227	$194	$503	$420	$785	$668	$1,071	$914
Incurred losses and loss expenses
Loss and loss expense incurred	$288	$324	$339	$215	$197	$281	$241	$273	$554	$514	$878	$795	$1,166	$992
Loss and loss expenses paid as a % of incurred	99.3%	86.7%	75.5%	115.3%	124.9%	88.3%	94.2%	71.1%	90.8%	81.7%	89.4%	84.0%	91.9%	92.1%
Statutory combined ratio
Loss ratio	55.3%	65.6%	73.7%	44.5%	42.0%	62.6%	54.1%	65.9%	59.3%	60.0%	61.5%	60.9%	59.9%	56.0%
Loss adjustment expense ratio	9.7	9.6	8.4	9.0	7.9	9.7	8.9	6.7	8.7	7.8	9.0	8.5	9.2	8.4
Net underwriting expense ratio	30.6	26.7	26.4	32.2	30.9	28.2	27.2	30.7	28.8	28.7	28.0	28.5	28.6	29.1
Statutory combined ratio	95.6%	101.9%	108.5%	85.7%	80.8%	100.5%	90.2%	103.3%	96.8%	96.5%	98.5%	97.9%	97.7%	93.5%
Contribution from catastrophe losses	8.7	15.9	19.1	1.7	4.6	20.0	10.6	19.8	10.5	15.2	12.4	16.8	11.4	13.7
Statutory combined ratio excl. catastrophe losses	86.9%	86.0%	89.4%	84.0%	76.2%	80.5%	79.6%	83.5%	86.3%	81.3%	86.1%	81.1%	86.3%	79.8%
GAAP combined ratio
GAAP combined ratio	95.7%	104.5%	112.1%	83.9%	80.0%	102.7%	92.7%	101.1%	98.2%	96.8%	100.4%	98.8%	99.2%	94.0%
Contribution from catastrophe losses	8.7	15.9	19.1	1.7	4.6	20.0	10.6	19.8	10.5	15.2	12.4	16.8	11.4	13.7
GAAP combined ratio excl. catastrophe losses	87.0%	88.6%	93.0%	82.2%	75.4%	82.7%	82.1%	81.3%	87.7%	81.6%	88.0%	82.0%	87.8%	80.3%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2022 Supplemental Financial Data

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Premiums
Agency renewal written premiums	$95	$93	$110	$94	$87	$76	$84	$76	$204	$160	$297	$236	$392	$323
Agency new business written premiums	33	34	33	36	27	32	36	29	69	65	103	97	136	124
Other written premiums	(6)	(6)	(8)	(6)	(6)	(4)	(5)	(6)	(14)	(11)	(20)	(15)	(26)	(21)
Net written premiums	$122	$121	$135	$124	$108	$104	$115	$99	$259	$214	$380	$318	$502	$426
Unearned premium change	2	4	(11)	(12)	1	1	(20)	(10)	(23)	(30)	(19)	(29)	(17)	(28)
Earned premiums	$124	$125	$124	$112	$109	$105	$95	$89	$236	$184	$361	$289	$485	$398
Year over year change %
Agency renewal written premiums	9%	22%	31%	24%	26%	27%	33%	23%	28%	28%	26%	28%	21%	27%
Agency new business written premiums	22	6	(8)	24	—	33	13	7	6	10	6	17	10	13
Other written premiums	—	(50)	(60)	—	(50)	—	(25)	(50)	(27)	(38)	(33)	(25)	(24)	(31)
Net written premiums	13	16	17	25	17	30	26	16	21	22	19	24	18	22
Paid losses and loss expenses
Losses paid	$22	$29	$27	$19	$17	$18	$19	$21	$46	$40	$74	$59	$95	$75
Loss expenses paid	14	13	11	12	12	12	8	11	24	19	36	31	50	43
Loss and loss expenses paid	$36	$42	$38	$31	$29	$30	$27	$32	$70	$59	$110	$90	$145	$118
Incurred losses and loss expenses
Loss and loss expense incurred	$89	$86	$74	$66	$63	$70	$58	$59	$140	$117	$226	$187	$315	$250
Loss and loss expenses paid as a % of incurred	40.4%	48.8%	51.4%	47.0%	46.0%	42.9%	46.6%	54.2%	50.0%	50.4%	48.7%	48.1%	46.0%	47.2%
Statutory combined ratio
Loss ratio	50.5%	51.9%	41.5%	43.0%	39.3%	45.1%	45.0%	43.1%	42.2%	44.1%	45.6%	44.5%	46.8%	43.0%
Loss adjustment expense ratio	21.1	16.5	18.7	15.2	18.8	21.0	16.0	23.6	17.1	19.6	16.9	20.1	18.0	19.8
Net underwriting expense ratio	27.1	27.5	26.1	27.1	27.7	29.7	31.1	26.4	26.5	29.0	26.8	29.2	26.9	28.8
Statutory combined ratio	98.7%	95.9%	86.3%	85.3%	85.8%	95.8%	92.1%	93.1%	85.8%	92.7%	89.3%	93.8%	91.7%	91.6%
Contribution from catastrophe losses	1.4	(0.5)	1.1	1.1	0.9	0.3	0.5	1.0	1.1	0.7	0.6	0.6	0.8	0.6
Statutory combined ratio excl. catastrophe losses	97.3%	96.4%	85.2%	84.2%	84.9%	95.5%	91.6%	92.1%	84.7%	92.0%	88.7%	93.2%	90.9%	91.0%
GAAP combined ratio
GAAP combined ratio	96.3%	93.9%	85.1%	85.9%	83.2%	94.1%	89.5%	92.0%	85.5%	90.7%	88.4%	91.9%	90.4%	89.5%
Contribution from catastrophe losses	1.4	(0.5)	1.1	1.1	0.9	0.3	0.5	1.0	1.1	0.7	0.6	0.6	0.8	0.6
GAAP combined ratio excl. catastrophe losses	94.9%	94.4%	84.0%	84.8%	82.3%	93.8%	89.0%	91.0%	84.4%	90.0%	87.8%	91.3%	89.6%	88.9%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2022 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
(Dollars in millions)	2022	2021	Change	% Change	2022	2021	Change	% Change
Underwriting income
Net premiums written	$1,641	$1,482	$159	11	$7,077	$6,292	$785	12
Unearned premium change	(103)	(72)	(31)	43	359	286	73	26
Earned premiums	$1,744	$1,554	$190	12	$6,718	$6,006	$712	12

Losses incurred	$983	$661	$322	49	$3,931	$2,891	$1,040	36
Defense and cost containment expenses incurred	78	83	(5)	(6)	303	293	10	3
Adjusting and other expenses incurred	96	86	10	12	375	322	53	16
Other underwriting expenses incurred	500	465	35	8	2,054	1,852	202	11
Workers compensation dividend incurred	1	2	(1)	(50)	6	5	1	20
Total underwriting deductions	$1,658	$1,297	$361	28	$6,669	$5,363	$1,306	24

Net underwriting profit	$86	$257	$(171)	(67)	$49	$643	$(594)	(92)

Investment income
Gross investment income earned	$133	$150	$(17)	(11)	$511	$493	$18	4
Net investment income earned	130	147	(17)	(12)	500	484	16	3
Realized capital gains and losses, net	8	1	7	nm	49	9	40	444
Net investment gains	$138	$148	$(10)	(7)	$549	$493	$56	11

Other income	$2	$1	$1	100	$7	$5	$2	40

Net income before federal income taxes	$226	$406	$(180)	(44)	$605	$1,141	$(536)	(47)
Federal and foreign income taxes incurred	38	71	(33)	(46)	59	206	(147)	(71)
Net income (statutory)	$188	$335	$(147)	(44)	$546	$935	$(389)	(42)

Policyholders' surplus - statutory**	$6,509	$7,247	$(738)	(10)	$6,509	$7,247	$(738)	(10)

Fixed maturities at amortized cost - statutory	$8,753	$8,204	$549	7	$8,753	$8,204	$549	7
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
**Current year policyholders' surplus amount subject to change.

CINF Fourth-Quarter 2022 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
(Dollars in millions)	2022	2021	Change	% Change	2022	2021	Change	% Change
Net premiums written	$85	$87	$(2)	(2)	$335	$342	$(7)	(2)
Net investment income	44	46	(2)	(4)	174	181	(7)	(4)
Amortization of interest maintenance reserve	—	1	(1)	(100)	—	3	(3)	(100)
Commissions and expense allowances on reinsurance ceded	2	2	—	—	5	5	—	—
Income from fees associated with separate accounts	—	1	(1)	(100)	4	3	1	33
Total revenues	$131	$137	$(6)	(4)	$518	$534	$(16)	(3)

Death benefits and matured endowments	$41	$53	$(12)	(23)	$172	$182	$(10)	(5)
Annuity benefits	31	20	11	55	80	66	14	21
Disability benefits and benefits under accident and health contracts	1	1	—	—	2	2	—	—
Surrender benefits and group conversions	5	6	(1)	(17)	24	26	(2)	(8)
Interest and adjustments on deposit-type contract funds	1	1	—	—	6	6	—	—
Increase in aggregate reserves for life and accident and health contracts	7	17	(10)	(59)	52	93	(41)	(44)
Total benefit expenses	$86	$98	$(12)	(12)	$336	$375	$(39)	(10)

Commissions	$12	$13	$(1)	(8)	$50	$50	$—	—
General insurance expenses and taxes	14	13	1	8	55	53	2	4
Increase in loading on deferred and uncollected premiums	1	—	1	nm	2	5	(3)	(60)
Net transfers from Separate Accounts	(5)	(3)	(2)	(67)	(15)	(6)	(9)	(150)
Total underwriting expenses	$22	$23	$(1)	(4)	$92	$102	$(10)	(10)

Federal and foreign income tax provision	7	5	2	40	24	17	7	41

Net gain from operations before capital gains or losses	$16	$11	$5	45	$66	$40	$26	65

Gains and losses net of capital gains tax, net	(1)	—	(1)	nm	(2)	1	(3)	nm

Net income - statutory	$15	$11	$4	36	$64	$41	$23	56

Policyholders' surplus - statutory**	$326	$270	$56	21	$326	$270	$56	21

Fixed maturities at amortized cost - statutory	$3,838	$3,733	$105	3	$3,838	$3,733	$105	3
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
**Current year policyholders' surplus amount subject to change.

CINF Fourth-Quarter 2022 Supplemental Financial Data

Quarterly Data - Other

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Cincinnati Re:
Written premiums	$67	$86	$178	$254	$72	$57	$136	$196	$432	$332	$518	$389	$585	$461
Year over year change %- written premium	(7)%	51%	31%	30%	22%	6%	62%	87%	30%	76%	33%	61%	27%	53%
Earned premiums	$137	$151	$122	$110	$102	$104	$94	$92	$232	$186	$383	$290	$520	$392
Current accident year before catastrophe losses	44.4%	45.4%	49.6%	50.6%	61.7%	52.8%	48.5%	42.1%	50.0%	45.4%	48.3%	48.0%	47.2%	51.6%
Current accident year catastrophe losses	(5.2)	75.0	6.5	—	(1.7)	78.6	(1.7)	35.4	3.4	16.7	31.7	39.0	21.9	28.3
Prior accident years before catastrophe losses	6.9	(9.9)	(4.8)	10.9	2.4	(6.8)	6.4	3.0	2.6	4.7	(2.4)	0.6	0.1	1.1
Prior accident years catastrophe losses	0.7	(0.6)	1.1	5.2	0.3	6.4	(0.1)	—	3.1	(0.1)	1.6	2.2	1.4	1.7
Total loss and loss expense ratio	46.8%	109.9%	52.4%	66.7%	62.7%	131.0%	53.1%	80.5%	59.1%	66.7%	79.2%	89.8%	70.6%	82.7%

Cincinnati Global:
Written premiums	$53	$57	$69	$51	$52	$47	$47	$41	$120	$88	$177	$135	$230	$187
Year over year change %- written premium	2%	21%	47%	24%	6%	24%	(11)%	11%	36%	(2)%	31%	5%	23%	6%
Earned premiums	$56	$74	$44	$32	$45	$69	$32	$32	$76	$64	$150	$133	$206	$178
Current accident year before catastrophe losses	28.6%	45.6%	53.2%	38.3%	39.4%	35.3%	54.4%	30.9%	47.0%	42.9%	46.3%	39.0%	41.4%	39.1%
Current accident year catastrophe losses	1.4	48.6	0.1	16.3	33.6	30.3	27.5	55.8	6.9	41.3	27.6	35.7	20.5	35.1
Prior accident years before catastrophe losses	(13.3)	4.6	(15.4)	4.1	(16.9)	(4.7)	(23.4)	(12.0)	(7.2)	(17.8)	(1.4)	(11.1)	(4.6)	(12.5)
Prior accident years catastrophe losses	11.6	(14.5)	(9.7)	(9.0)	(2.0)	12.2	(54.0)	(31.0)	(9.4)	(42.7)	(11.9)	(14.4)	(5.5)	(11.2)
Total loss and loss expense ratio	28.3%	84.3%	28.2%	49.7%	54.1%	73.1%	4.5%	43.7%	37.3%	23.7%	60.6%	49.2%	51.8%	50.5%

Noninsurance operations:
Interest and fees on loans and leases	$2	$2	$2	$1	$2	$2	$2	$1	$3	$3	$5	$5	$7	$7
Other revenue	1	—	1	1	—	1	1	1	2	2	2	3	3	3
Interest expense	13	14	13	13	14	13	13	13	26	26	40	39	53	53
Operating expense	10	4	5	4	6	5	5	4	9	9	13	14	23	20
Total noninsurance operations loss	$(20)	$(16)	$(15)	$(15)	$(18)	$(15)	$(15)	$(15)	$(30)	$(30)	$(46)	$(45)	$(66)	$(63)

*Dollar amounts shown are in conformity with GAAP and rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*Noninsurance operations include the noninvestment operations of the parent company and a noninsurance subsidiary, CFC Investment Company.

CINF Fourth-Quarter 2022 Supplemental Financial Data